SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement       [ ]  Soliciting Material Pursuant to
                                            sec.240.14a-11(c) or sec.240.14a-12
[X]  Definitive Proxy Statement        [ ]  Confidential, for Use of the
                                            Commission Only
[ ]  Definitive Additional Materials        (as permitted by Rule 14a-6(e)(2))


                    SCIENTIFIC TECHNOLOGIES INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                  SCIENTIFIC TECHNOLOGIES INCORPORATED
                         6550 Dumbarton Circle
                     Fremont, California  94555
                          (510) 608-3400
               ________________________________________

               Notice of Annual Meeting of Shareholders
                       To Be Held May 25, 2000
               ________________________________________

        To the shareholders of SCIENTIFIC TECHNOLOGIES INCORPORATED:

        Notice is hereby given that the Annual Meeting of Shareholders of SCIENTIFIC TECHNOLOGIES INCORPORATED, an Oregon Corporation (the "Company"), will be held at the offices of the Company, 6550 Dumbarton Circle, Fremont, California, on Thursday, May 25, 2000 at 4:00 p.m., local time, for the following purposes:

1. To elect directors to serve for the ensuing year and until their successors are elected.

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Each of these items will be discussed at the Annual Meeting with adequate time allocated for shareholder questions.

        The Board of Directors has fixed the close of business on April 3, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any postponement or adjournment thereof. A copy of the Company's Annual Report to Shareholders, which includes audited financial statements was mailed with this Notice and Proxy Statement on or about April 24, 2000 to all shareholders of record on the record date.

        All shareholders are cordially invited to attend the meeting in person. If you do not expect to attend in person, please promptly mark, date, sign, and return the enclosed proxy. Any shareholder attending the meeting may vote in person even if such shareholder has previously returned a proxy.






James A. Lazzara
Secretary                                                 April 24, 2000





             SCIENTIFIC TECHNOLOGIES INCORPORATED
                    6550 Dumbarton Circle
                  Fremont, California  94555
                        (510) 608-3400

                        _______________

                        PROXY STATEMENT
                        _______________

                 Annual Meeting of Shareholders
                          May 25, 2000
                          ____________


                           General

        The accompanying proxy is solicited by and on behalf of the Board of Directors of Scientific Technologies Incorporated, an Oregon corporation (the "Company"), to be used at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held at the offices of the Company, 6550 Dumbarton Circle, Fremont, California, on Thursday, May
25, 2000 at 4:00 p.m., local time, and at any postponement or adjournment thereof. This proxy statement and the accompanying proxy and annual report are being first mailed to holders of the Common Stock of Scientific Technologies Incorporated (the "Common Stock") on or about April 24, 2000.

                 Record Date and Outstanding Shares

        Only holders of record of shares of the Common Stock at the close of business on April 3, 2000 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 9,641,204 shares of Common Stock were issued and outstanding.

                    Revocability of Proxies

        When the enclosed proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with any directions noted thereon, and if no directions are indicated, the shares it represents will be voted in favor of the proposals set forth in the notice attached hereto. Any shareholder signing and delivering a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Any shareholder attending the meeting in person may withdraw his proxy and vote his shares.

                        Quorum

        A quorum for the Annual Meeting will consist of the holders, present in person or represented by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the Annual
Meeting.


                        Voting

        All shares represented by proxies will be voted in accordance with shareholder directions. If the proxy is signed and returned without any direction given, shares will be voted in accordance with the recommendations of the Board of Directors. The Company is not aware, as of the date hereof, of any matters to be voted on at the Annual Meeting other than as stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders. If any other matters are properly brought before the Annual Meeting, the enclosed Proxy gives discretionary authority to the persons named therein to vote the shares in their best judgment.

        Each share of Common Stock outstanding on the Record Date will be entitled to one vote at the Annual Meeting. Under applicable law and in accordance with the Company's Restated Articles of Incorporation and Restated Bylaws, if a quorum exists at the Annual Meeting: (i) the six nominees for election of directors who receive the greatest number of votes cast for the election of directors by the shares present in person or by proxy and entitled to vote shall be elected directors; and (ii) the proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company will be approved if the number of votes cast in favor of such proposal exceeds the number of votes cast against it. An abstention with respect to the election of directors will be counted neither in favor of nor against the nominees. In addition, abstentions will have no effect on the other proposals presented for shareholder approval, as they will neither count as votes for nor votes against such proposal.

        Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Certain proposals other than the election of directors are "non-discretionary" and brokers who have received no instructions from their clients do not have discretion to vote on those items. When brokers vote proxies on some but not all of the proposals at a meeting, the missing votes are referred to as "broker non-votes."
Broker non-votes are included in determining the presence of a quorum at the meeting, but they are not considered "shares present" for voting purposes and have no impact on the outcome of such proposals other than to reduce the number of favorable votes necessary to approve the proposal. Brokers do not have discretion to vote on Proposal 2; accordingly, there will be no broker non-votes on this proposal. If the enclosed proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified on the proxy, unless it is properly revoked prior thereto.











           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                            MANAGEMENT

        Only shareholders of record at the close of business on the Record Date will be entitled to vote at the 2000 Annual Meeting. On that date, there were 9,641,204 shares of Common Stock outstanding and entitled to vote. Each shareholder is entitled to one vote for each share of Common Stock entitled to vote at the meeting, including for the election of Directors.

        The following table indicates the number of shares of Common Stock beneficially owned as of April 3, 2000 by each person known to the Company to own more than 5% of the Company's outstanding Common Stock, by each of the Named Executive Officers (as defined below) and by all officers and directors as a group.

The address of each individual named is the address of the Company.

                                                Amount and Nature
                          Name of Beneficial      Of Beneficial        Percent
Title of Class                   Owner              Ownership          of Class
------------------------ --------------------- ----------------------- ---------
Common $.001 Par Value   Anthony R. Lazzara     5,017,343 Indirect (1)    52 (1)

Common $.001 Par Value   Joseph J. Lazzara        951,831 Indirect (1)    10 (1)

Common $.001 Par Value   James A. Lazzara         968,517 Indirect (1)    10 (1)

Common $.001 Par Value   James A. Ashford         834,908 Indirect (1)     9 (1)

Common $.001 Par Value   All Officers and       7,827,778 Indirect (1)    81 (1)
                         Directors as a Group      55,639 Indirect (2)   --  (2)

(1)Scientific Technology Incorporated (the "Parent") was the shareholder of record of 8,348,075 shares of the Company (or 87% of the Company) as of the Record Date. As of such date, the shareholders of the Parent were as follows: Anthony R. Lazzara (60%); Joseph J. Lazzara (11%); James A. Lazzara (12%); James A. Ashford (10%); and other members of the Lazzara family (7%). As a result of such share holdings, the individuals named in the table may be deemed to indirectly own the number and percentage of shares set forth opposite their respective names.

(2)Includes shares issuable pursuant to options held by Messrs. Vella, Webster, Frei, Ploshay and Faria.






                      ELECTION OF DIRECTORS
                        (Proposal No. 1)

                      Directors and Nominees

        Six Directors are to be elected at the Annual Meeting. Each elected director will serve until the 2000 Annual Meeting or until his respective successor has been elected and qualified.

        In the absence of instructions to the contrary, the shares represented by a proxy delivered to the Board of Directors will be voted for the six nominees named below. All nominees are anticipated to be available for election and able to serve. However, if any such nominee should decline or become unable to serve as a director for any reason, votes will be cast instead for a substitute nominee, if any, designated by the Board of Directors or, if none is so designated, votes will be cast according to the judgment in such matters of the person or persons voting the proxy.

        The following nominees are all presently members of the Board of Directors. The address of each nominee is the address of the Company.

Nominees

     The names of the nominees, and certain information about them, are set forth below:

                                                             Held
                                                           Position
         Name               Position With Company            Since        Age
----------------------  ------------------------------  --------------- -------
Anthony R. Lazzara      Chairman of the Board           September 1984      69

Joseph J. Lazzara       Director                        September 1984      48
                        President                       June 1989
                        Chief Executive Officer         June 1993
                        and Treasurer                   September 1984

James A. Lazzara        Director and Secretary          September 1984      43
                        Senior Vice-President           June 1989

James A. Ashford        Director                        September 1988      48
                        Vice-President, Operations      June 1989
                        Senior Vice-President,          March 2000
                        Operations

Carl H. Frei            Director                        September 1988      66

Bernard J. Ploshay      Director                        September 1988      78



                    Business Experience of Directors

        Anthony R. Lazzara has been Chairman of the Board of Directors of the Company since September 20, 1984. He also served as the Company's Chief Executive Officer from September 20, 1984 to June 17, 1993, and President from September 20, 1984 until June 22, 1989. He is the founder and principal shareholder of Scientific Technology Incorporated (the "Parent"), and has been Chairman of its Board and President since 1971. He received an L.L.B. and an honorary Juris Doctorate from DePaul University.

        Joseph J. Lazzara has been the Company's Chief Executive Officer since June 17, 1993, President since June 22, 1989, and Treasurer and a director of the Company since September 21, 1984. He served as Vice President of the Company from September 21, 1984 until June 22, 1989. He has also served as Treasurer and a director of the Parent since August 1981. Prior to 1981, he was employed by Hewlett-Packard Company in Process and Engineering Management. Mr. Lazzara received a Bachelor of Science in Engineering from Purdue University and a Masters in Business Administration from Santa Clara University. He is a son of Anthony R. Lazzara.

        James A. Lazzara has been the Senior Vice President of the Company since June 22, 1989, and has been the Secretary and a director of the Company since September 21, 1984. He served as Vice President of the Company from 1987 to June 22, 1989. He is the Secretary, Vice President and a director of the Parent, having joined the Company in November
1979. Mr. Lazzara received a Bachelor of Science from California Polytechnic State University. He is a son of Anthony R. Lazzara.

        James A. Ashford was appointed Senior Vice President, Operations on March 6, 2000. Prior to that he had been Vice President, Operations of the Company since June 22, 1989 and has been a Director of the Company since September 27, 1988. He has also served as Vice President and General Manager of the Optical Sensor and Datricon Divisions of the Company since March 1986. From 1980 to March 1986, Mr. Ashford was employed by Smith-Kline Beckman, a medical instrumentation manufacturer, most recently as Marketing Administration Manager and, prior to that, as Materials Manager. He holds a Bachelor of Science in Business from San Diego State University. Mr. Ashford is a son-in-law of Anthony R. Lazzara.

        Carl H. Frei has been a director of the Company since September 27, 1988. From 1970 to March 1989 he was employed by Sonoco Fibre Drum Co., a manufacturer of packaging products, as Regional General Manager, after which time he retired. He was employed as a sales executive by Greif Bros. Corporation, a manufacturer of packaging products until June 30, 1999, when he retired.

        Bernard J. Ploshay has been a director of the Company since September 27, 1988. He has been retired since 1981. From 1973 to 1981, Mr. Ploshay was employed by the Parent as its Vice President of Manufacturing.



           COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

        During the fiscal year ended December 31, 1999, there were four meetings of the Board of Directors. No director attended less than 75% of the meetings of the Board of Directors. The Board of Directors has three committees: the Audit Committee, the Executive Committee and the Compensation Committee.

        The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has also discussed with PricewaterhouseCoopers the matters required to be discussed by SAS-61 and also discussed the independence of PricewaterhouseCoopers. Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10K for the year ended December 31, 1999. The Audit Committee held one meeting in 1999.
                                                      Audit Committee
                                                      Carl H. Frei
                                                      Bernard J. Ploshay

        The Compensation Committee, comprised of directors Anthony R. Lazzara, Bernard J. Ploshay and Carl H. Frei, is authorized to recommend the amount and nature of compensation to be paid to the Company's officers and directors and to recommend stock options to be granted to Company employees and consultants, by the Board of Directors. The
Compensation Committee held one meeting in 1999.

        The Executive Committee, comprised of directors Anthony R. Lazzara, Joseph J. Lazzara, James A. Lazzara and James Ashford, is authorized to represent and act on behalf of the full Board of Directors in all business matters, except: amending the Company's Restated Articles of Incorporation; adopting a plan of merger or consolidation; recommending to the shareholders the sale, lease, exchange, mortgage, pledge or other disposition of all or substantially all the property and assets of the corporation; recommending to the shareholders a voluntary dissolution of the corporation or a revocation thereof; amending the Company's Restated By-laws; or taking any other action prohibited by the Oregon Business Corporation Act. The Executive Committee held one meeting in 1999.

                Compensation of Directors
        Members of the Board who are not also officers or employees of the Company are paid a fee of $750 per meeting for services as director. Directors receive no additional compensation for committee participation or attendance at committee meetings.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE
NOMINEES.







        EXECUTIVE OFFICERS, DIRECTORS AND KEY PERSONNEL OF THE COMPANY

                                                   Term as       Held
        Name            Position With Company     Director  Position Since   Age
-------------------- ---------------------------- --------- --------------- -----
Anthony R. Lazzara   Chairman of the Board        One Year  September 1984    69

Joseph J. Lazzara    Director                     One Year  September 1984    48
                     President                              June 1989
                     Chief Executive Officer                June 1993
                     and Treasurer                          September 1984

James A. Lazzara     Director and Secretary       One Year  September 1984    43
                     Senior Vice-President                  June 1989

James A. Ashford     Director                     One Year  September 1988    48
                     Vice-President, Operations             June 1989

Carl H. Frei         Director                     One Year  September 1988    66

Bernard J. Ploshay   Director                     One Year  September 1988    78

Frank Webster        Vice President, Engineering            March 1991        56

Richard O. Faria     Vice President, Finance and            March 1991        60
                     Administration

James M. Vella       Assistant Secretary                    May 1997          43
                     General Manager, Automation            March 2000
                     Products Group


        Each officer named above is expected to be reappointed at the Board of Directors Meeting to be held on May 25, 2000 following the Annual Meeting.

        For the biographical summary of Anthony R. Lazzara, Joseph J. Lazzara, James A. Lazzara, James A. Ashford, Carl Frei and Bernard J. Ploshay, see "Election of Directors - Business Experience of Directors".

        Frank Webster joined the Parent as Corporate Engineering Manager in 1985. He has been the Parent's Vice President, Engineering since 1986. On March 22, 1991, he was elected Vice President, Engineering of the Company. He has a Bachelor of Science in Engineering, and a Masters of Science in Computer Science, from the University of California at Los Angeles.

        Richard O. Faria joined the Parent as Corporate Controller in April 1987. He has been the Controller of the Parent since that time. He was elected Vice President and Controller of the Company on March 22, 1991, and was appointed Vice President, Finance and Administration in March 1996. Prior to 1987, Mr. Faria was Corporate Controller of Kevex Corporation, an analytical instrument manufacturer, for seven years. He holds a Bachelor of Arts in Business Administration from Golden Gate University.

        James M. Vella joined the Company as Accounting Manager of the Optical Sensor Division in June 1986. In June 1987, he was appointed Controller of that division. He was appointed Controller of the Company in March 1996. In May of 1997, he was elected Assistant Secretary. In September 1998, he was appointed by the Company to the position of Marketing Manager, Fiber Monitoring Products. In March 2000 he was appointed by the Company to the position of General Manager of the Automation Products Group. Prior to 1986, Mr. Vella held several positions with Smith-Kline Beckman, a medical instrumentation manufacturer. He holds a Bachelor of Science in Business Administration from California Polytechnic University at San Luis Obispo.

                COMPENSATION OF EXECUTIVE OFFICERS
        The following Summary Compensation Table sets forth compensation paid by the Company for services rendered during the fiscal years 1999, 1998 and 1997 by the Chief Executive Officer and four other most highly compensated executive officers of the Company, whose aggregate salary and bonus exceeded $100,000 in 1999 (the "Named Executive Officers").

                       SUMMARY COMPENSATION TABLE

                                       Annual Compensation
                                       --------------------
                                         Salary     Bonus
                                        Paid by    Paid by
 Name and Principal Position    Year    Company    Company
----------------------------- -------- ---------- ---------
Anthony R. Lazzara               1999   $592,970    $7,443
 Chairman                        1998   $565,152    None
                                 1997   $412,670    None

Joseph J. Lazzara                1999   $262,550    $4,093
 President, CEO                  1998   $254,918    None
                                 1997   $218,791    None

James A. Lazzara                 1999   $235,874    $4,076
 Vice-President                  1998   $265,146    None
                                 1997   $206,343    None

James A. Ashford                 1999   $260,856    $4,077
 Vice-President                  1998   $294,098    None
                                 1997   $231,996    None

Frank Webster                    1999   $183,120    $2,774
 Vice-President                  1998   $170,247    None
                                 1997   $174,818    None


The columns entitled "Other Annual Compensation", the caption "Long-Term Compensation", and the columns entitled "Restricted Stock Awards", "Securities Underlying Options/SARs", "LTIP Payouts" and "All Other Compensation" were omitted because no such compensation was paid or awarded during the relevant periods.

                  Option/SAR Grants in Last Fiscal Year
                                 None
   Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End
                           Option/SAR Values
                                 None
            Long-Term Incentive Plan Awards in Last Fiscal Year
                                 None
     Employment Contracts and Termination of Employment and Change-in-Control
                             Arrangements
                                 None

            Compensation Committee Interlocks and Insider Participation Anthony R. Lazzara, the Company's Chairman of the Board of
Directors, is a member of the Compensation Committee.

                      COMPENSATION COMMITTEE REPORT

        During 1999, the Compensation Committee of the Board of Directors (the "Committee") included Anthony R. Lazzara, Carl H. Frei and Bernard
J. Ploshay. The Committee is responsible for administering the Company's compensation and employee benefit plans. In addition to setting policies regarding compensation of all employees, the Committee reviews and approves compensation for the executive officers. Decisions made by the Compensation Committee relating to compensation of executive officers are reviewed by the full Board of Directors.

        The Company's executive compensation policies have been developed to meet the following objectives:
        1. Attract and retain executives critical to the Company's long-term success;

        2. Reward key executives for their contributions to the development and successful execution of strategies relevant to their functional responsibilities; and

        3. Motivate key executives to make decisions and take actions that achieve the Company's strategic performance goals and increase the long-term value of the Common Stock.

        Base salaries for all executives are reviewed annually. In evaluating executive salaries, the Committee considers relevant American Electronics Association Executive Compensation surveys of compensation paid at companies of similar size and geographic location to the Company. The Committee also considers an executive's individual performance during the prior year. Factors that affect an executive's performance rating focus on the executive's success in contributing to the Company's short- and long-term objectives. Short-term objectives include sales growth from new and existing products and levels of gross profit and gross margin, operating income and operating income margin, and net earnings and net earnings margin. Long-term objectives include the timely development of new products, enhancements and improvements to existing products, identification of new markets for the Company's products, development and execution of plans to address identified market opportunities, adequate control over and the efficiencies of the Company's assets, and share price appreciation. The Company does not set relative weights to the factors it considers in establishing base salaries. In establishing the Chief Executive Officer's compensation, the Committee pursues the same objectives and policies that apply to the Company's other executive officers.

                                              Compensation  Committee
                                              Anthony R.  Lazzara
                                              Carl H. Frei
                                              Bernard J.  Ploshay

                         PERFORMANCE GRAPH

        The following graph compares the cumulative total return to shareholders of the Common Stock with the cumulative total return of the NASDAQ National Market and the Index of NASDAQ Non-Financial Stocks for the period beginning on December 31, 1994 and ending on December 31, 1999.

                      Compares 5-Year Cumulative Return
                     Among Scientific Technologies Inc.,
       NASDAQ Non Financial  Stocks Index and the NASDAQ National Market

                               1994    1995     1996     1997     1998    1999
---------------------------- -------- ------- -------- -------- -------- -------
Scientific Technologies Inc. $100.00  $267.36  $176.09  $225.17  $113.33  $125.01
NASDAQ National Market       $100.00   141.34   173.90   213.07   300.43   555.99
NASDAQ Non_Financial Stocks  $100.00   139.26   169.18   198.09   290.83   573.90

Assumes $100 invested on December 31, 1994 in the Common Stock, the NASDAQ National Market and the NASDAQ Non-Financial stocks, with all dividends reinvested. Stock price performance shown above for the Common Stock is historical and not necessarily indicative of future price performance.

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Scientific Technology Incorporated (the "Parent") provides certain management, marketing and sales services to the Company. The actual costs incurred for these services are allocated to the Company based on the percentage of the Company's sales to total sales of the Parent and its subsidiaries. The amount allocated to the Company for fiscal 1999 was $977,000.

        The Company leases approximately 85,000 square feet in a 95,000 square foot facility owned by an affiliate of the Parent. The lease term is for ten years. Overhead costs are allocated primarily on the basis of square footage utilized.

        The Company utilizes a payable to or receivable from Parent account to record activity including cash received, cash disbursed and amounts owed to the Parent for allocated charges and dividends. The net effect of transactions with the Parent resulted in a zero balance at December 31, 1999.
Certain of the Company's officers are employed by the Parent.

     PROPOSAL FOR THE RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                          (Proposal 2)

        Unless instructed to the contrary, shares represented by a duly executed proxy in the form accompanying this Proxy Statement will be voted for the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for 2000. PricewaterhouseCoopers LLP has audited the accounts of the Company since 1984. Representatives of PricewaterhouseCoopers are not expected to attend the Annual Meeting, and therefore, will not have the opportunity to make a statement or be available to respond to questions from shareholders. In the event this ratification of the appointment of PricewaterhouseCoopers LLP is not approved by a majority of the votes cast, the selection of other auditors will be considered and determined by the Board of Directors. The Board of Directors has unanimously approved the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company and its subsidiaries.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL

The Company's next Annual Meeting of Shareholders is scheduled for May 25, 2000. An eligible shareholder who desires to have a qualified proposal considered for presentation at that annual meeting of shareholders and for inclusion in the Company's Proxy Statement for that annual meeting must submit the proposal in writing at its principal executive offices no later than December 19, 2000.

                       SOLICITATION OF PROXIES

        The proxy accompanying this Proxy Statement is solicited by the Board of Directors. Proxies may be solicited by directors, executive officers and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. Such solicitations may be made personally or by mail, telephone, facsimile transmission or messenger. The Company will reimburse persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for their reasonable expenses in forwarding soliciting materials to their principals. All costs of solicitation of proxies will be paid by the Company.

                        OTHER MATTERS
        As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matters for action at the Annual Meeting other than those specifically referred to in this Proxy Statement. If other matters properly come before the Annual Meeting, the holders of the proxies will act in respect thereto in accordance with their best judgment.

        Copies of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1999 are being mailed to shareholders, together with this Proxy Statement, the Proxy and the Notice of Annual Meeting of Shareholders. Additional copies may be obtained, without charge, from the Secretary of the Company, 6550 Dumbarton Circle, Fremont, California 94555.

                         BY ORDER OF THE BOARD OF DIRECTORS


                         James A. Lazzara
                         Secretary
Fremont, California
April 24, 2000















































                               PROXY

               Annual Meeting of Shareholders - May 25, 2000

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned shareholder of Scientific Technologies Incorporated (the "Company") hereby appoints James A. Lazzara and Joseph
J. Lazzara, and each of them, proxies with full power of substitution to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 25, 2000 at 4:00 p.m., local time, or at any postponement or adjournment(s) thereof, with all the power the undersigned would possess if personally present, with respect to the following:

The Board of Directors recommends a vote FOR each of the following:

1.      Election of Directors

                Nominees:


               Anthony R. Lazzara     Joseph J. Lazzara      James A. Lazzara
               James A. Ashford       Carl H. Frei           Bernard J. Ploshay


                __      FOR all nominees listed above (except authority to
                vote is withheld for the names crossed off above if any

                __      WITHHOLD AUTHORITY to vote for all nominees listed
                above.

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company for the current fiscal year ending December 31, 2000.
        ___ FOR ___ AGAINST     ___ ABSTAIN

3. In their discretion the Proxies are authorized to vote on such other business as may properly come before the meeting.

        This Proxy will be voted as directed, or if no direction is indicated, will be voted "FOR" all nominees in item1 and "FOR" item 2.

(Continued and to be signed on the other side)







(Continued from other side)


        The undersigned acknowledges receipt with this proxy of a copy of the Notice of Annual Meeting of Shareholders, Proxy Statement dated
April 24, 2000, and the Company's 1999 Annual Report. The undersigned hereby revokes any proxy or proxies heretofore given.

Date:________________________, 2000

Signature of Shareholder(s)

___________________________________

___________________________________

___________________________________

Please date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.



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